Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey R. Speed, as Chief Financial Officer of Six Flags, Inc. (the “Company”) certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         the accompanying Form 10-Q report for the period ending June 30, 2007 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 3, 2007

/s/ Jeffrey R. Speed
Jeffrey R. Speed
Executive Vice President
and Chief Financial Officer